VOYA GOLDENSELECT FUND FOR LIFE

A GROUP AND INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company
and its

Separate Account B

Supplement Dated May 22, 2018

This supplement updates and amends your prospectus dated May 3, 1993 and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Defined terms in this supplement shall have the same meaning given to them in your prospectus.

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IMPORTANT INFORMATION ABOUT THE
VOYA INSURANCE AND ANNUITY COMPANY

On December 20, 2017, Voya Financial, Inc. (“Voya”), entered into a Master Transaction Agreement (the “Agreement”) with VA Capital Company LLC, a newly formed Delaware limited liability company (“VA Capital”), and Athene Holding Ltd., a Bermuda limited company, pursuant to which VA Capital’s wholly-owned subsidiary Venerable Holdings Inc. will acquire all of the shares of the capital stock of Voya Insurance and Annuity Company (“VIAC”) and all of the membership interests of Directed Services LLC, VIAC’s affiliate and the principal underwriter and distributor of the Contract as well as for VIAC’s other variable contracts. The transaction will result in Voya’s disposition of substantially all of its variable annuity and fixed and fixed indexed annuity businesses and related assets. The transaction is expected to close in the second or third quarters of 2018. The consummation of the closing under the Agreement is subject to conditions specified in the Agreement, including the receipt of required regulatory approvals. The transaction will NOT change the terms, features and benefits of the Contract.

INFORMATION ABOUT THE CONTRACT’S
FUND FEES AND EXPENSES

The following table shows the minimum and maximum total annual fund operating expenses that you may pay periodically during the time that you own the Contract. The minimum and maximum expenses listed below are based on expenses for the fund’s most recent fiscal year end without taking into account any fee waiver or expense reimbursement arrangements that may apply. These expenses may be higher or lower in the future. More detail concerning the fund’s fees and expenses is contained in the prospectus for the fund.

	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.89%	0.89%

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IMPORTANT INFORMATION ABOUT THE VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

The VY® T. Rowe Price Capital Appreciation Portfolio is the only fund available for investment through the Contract. More detailed information about the VY® T. Rowe Price Capital Appreciation Portfolio can be found in the current prospectus and Statement of Additional Information for that fund. If you received a summary prospectus for this fund, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

There is no assurance that the stated investment objectives of this fund will be achieved. Shares of the fund will rise and fall in value and you could lose money by allocating investment value to the subaccount that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
VY® T. Rowe Price Capital Appreciation Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

MORE INFORMATION IS AVAILABLE

More information about the VY® T. Rowe Price Capital Appreciation Portfolio, including information about the risks associated with investing in it, can be found in the current prospectus and Statement of Additional Information for that fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

(800) 366-0066

If you received a summary prospectus for the VY® T. Rowe Price Capital Appreciation Portfolio, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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